                            Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]
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[ ] Preliminary Proxy Statement           [ ] Confidential, for Use of the Com-
                                              mission Only (as permitted by Rule
                                              14a-6(e)(2))

[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Under Rule 14a-12

                           Willamette Industries, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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     (4)  Proposed maximum aggregate value of transaction:
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[ ]  Fee paid previously with preliminary materials.
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     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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[Willamette Industries, Inc. Letterhead]
                                                1300 S.W. Fifth Ave., Suite 3800
                                                              Portland, OR 97201
                                                                  (503) 227-5581



December 21, 2000


Dear fellow employee:

On December 21, the Board, through action of its Compensation Committee, addressed a number of employment-related matters which have arisen as a result of Weyerhaeuser's attempts to acquire Willamette.

I am pleased to enclose a table outlining the basic benefits of a Broad Based Retention Plan which will provide benefits for you to remain in the employ of the company should a change in control of the company occur which could result in your loss of employment following a change in control. A complete plan document will be provided after the first of the year.

We appreciate your continued loyalty and the contribution you have made to date and hope that the retention benefits this plan presents will help remove some of the understandable uncertainty we are all currently experiencing. We want to give you this additional security to stay with us throughout our fight to remain the great independent company which we each have helped build and of which you are such an important part.

In addition to these retention benefits, we have also taken action to accelerate vesting of unvested portions of your 401(k) match, if any, in the event of a change in control.

If you have any questions after reviewing the details of the retention benefits plan, please contact Dave Morthland or your regional human resource representative.

Sincerely,

Duane C. McDougall
President and Chief Executive Officer

Willamette Industries, Inc.
================================================================================

Overview of Plan Features
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                           Broad-Based Retention Plan

                                       Group 1                        Group 2
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Eligibility                 Non-exempt full-time            Exempt middle management
                            employees, (excluding mill or   employees who have not
                            plant "technicians") who have   given notice to leave or
                            not given notice to leave or    retire
                            retire
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Level of Benefits

|X|  Weeks per year         3 weeks                         4 weeks
     of service             (prorate partial year)          (prorate partial year)
|X|  Minimum Benefit        9 weeks                         12 weeks
|X|  Maximum Benefits       12 months                       12 months
----------------------------------------------------------------------------------------
Medical and Life Benefits   Paid for severance period       Paid for severance period
----------------------------------------------------------------------------------------
Outplacement                Group assistance                Group assistance
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Basic Requirement to        Remain employed as long as needed by Willamette or
Remain Eligible             successor unless terminated without "cause" or resign with
                            "good reason" within 24 months of a change in control as
                            defined in the Plan
----------------------------------------------------------------------------------------

[Willamette Industries, Inc. Letterhead]
                                                1300 S.W. Fifth Ave., Suite 3800
                                                              Portland, OR 97201
                                                                  (503) 227-5581


December 21, 2000


Dear fellow employee:

On December 21, the Board, through action of its Compensation Committee, addressed a number of employment related matters which have arisen as a result of Weyerhaeuser's attempts to acquire Willamette.

I am pleased to enclose a table outlining the basic benefits of a Management Retention Plan which will provide benefits for you to remain in the employ of the company should a change in control of the company occur which could result in your loss of employment following a change in control. A complete plan document will be provided after the first of the year.

The committee also approved the separate Broad Based Retention Plan described in the enclosed table. This covers all other salaried employees (except mill and plant technicians). A separate letter is also being sent to them at this time.

We appreciate your continued loyalty and the contribution you have made to date and hope that the retention benefits this plan presents will help remove some of the understandable uncertainty we are all currently experiencing. We want to give you this additional security to stay with us throughout our fight to remain the great independent company which we each have helped build and of which you are such an important part.

In addition to these retention benefits, we have also taken action, to accelerate vesting of unvested portions your 401(k) match, if any, in the event of a change in control.

If you have any questions after reviewing the details of the retention benefits plan Dave Morthland or Greg Hawley will be available to assist you.

Sincerely,

Duane C. McDougall
President and Chief Executive Officer

Willamette Industries, Inc.
================================================================================


Overview of Plan Features
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                                            Management Retention Plan

                                      Group 1                       Group 2
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Eligibility                 Management employees who     Management employees who are
                            are eligible for stock       eligible for stock options
                            options (but not covered     and are also covered by the
                            under the Senior             Senior Management Life
                            Management Life Insurance    Insurance Plan
                            Plan)
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Level of Benefits

|X|  Weeks per year         5 weeks                      6 weeks
     of service
|X|  Minimum Benefit        15 weeks                     26 weeks
|X|  Maximum Benefits       18 months                    24 months
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Medical and Life Benefits   Paid for severance period    Paid for severance period
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Outplacement                Individual assistance        Individual assistance
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                                              Broad-Based Retention Plan

                                        Group 1                        Group 2
-----------------------------------------------------------------------------------------
Eligibility                  Non-exempt full-time           Exempt middle management
                             employees, (excluding mill     employees who have not given
                             or plant "technicians") who    notice to leave or retire
                             have not given notice to
                             leave or retire

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Level of Benefits

|X|  Weeks per year          3 weeks                        4 weeks
     of service              (prorate partial year)         (prorate partial year)
|X|  Minimum Benefit         9 weeks                        12 weeks
|X|  Maximum Benefits        12 months                      12 months
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Medical and Life Benefits    Paid for severance period      Paid for severance period
-----------------------------------------------------------------------------------------
Outplacement                 Group assistance               Group assistance
-----------------------------------------------------------------------------------------

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Basic Requirement to         Remain employed as long as needed by Willamette or successor unless terminated
Remain Eligible              without "cause" or resign with "good reason" within 24 months of a change in control as defined in the Plan
-----------------------------------------------------------------------------------------------------------

     On December 22, 2000, Willamette Industries, Inc. ("Willamette" or the "Company") posted certain information on its website relating to the offer by Company Holdings, Inc. ("Holdings"), a Washington corporation and a wholly owned subsidiary of Weyerhaeuser Company, a Washington corporation, ("Weyerhaeuser") to purchase all of the outstanding common stock, par value $0.50 per share, (including the associated rights to purchase shares of Series B Junior Participating Preferred Stock) of the Company (the "Willamette Common Stock") (the "Weyerhaeuser Offer"). The information is attached as Exhibit (a)(5)(vi) to the Schedule 14D-9 Amendment filed by the Company with the Securities and Exchange Commission on December 22, 2000, and is hereby incorporated by reference.

                       INFORMATION REGARDING PARTICIPANTS

     Willamette and the following persons may be deemed to be "participants" in Willamette's solicitation of proxies from Willamette stockholders in connection with (i) the Weyerhaeuser Offer and (ii) the preliminary proxy statement filed by Weyerhaeuser and Holdings with the Securities and Exchange Commission in connection with the election of the nominees of Weyerhaeuser and Holdings to the Willamette Board of Directors at the Willamette 2001 annual meeting of shareholders: (a) the directors of Willamette, (b) the following executive officers of Willamette: Duane C. McDougall (President and Chief Executive Officer) and Greg Hawley (Executive Vice President, Chief Financial Officer, Secretary and Treasurer) and (c) Cathy Dunn (Investor Relations).

     The interests of the foregoing individuals in this solicitation consist of their beneficial ownership of (i) shares of Willamette Common Stock and (ii) options to purchase Willamette Common Stock (the "Willamette Options"). Additional information with respect to these items is set forth below.

----------------------------------------------- ----------------------- ---------------------
Name and Title                                  Shares of Willamette    Shares of
                                                Common Stock            Willamette Options
                                                Beneficially Owned (1)  Beneficially Owned
                                                                        (1)(2)
----------------------------------------------- ----------------------- ---------------------
Winslow Buxton                                  2,332 (3)               1,067 (5)
(Director)
----------------------------------------------- ----------------------- ---------------------
Cathy Dunn                                      27,410 (3)              29,993 (4)(6)
(Investor Relations)
----------------------------------------------- ----------------------- ---------------------
Gerard K. Drummond                              4,000                   5,600 (5)
(Director)
----------------------------------------------- ----------------------- ---------------------
Greg Hawley                                     1,471                   8,543 (4)
(Executive Vice President, Chief Financial
Officer, Secretary and Treasurer)
----------------------------------------------- ----------------------- ---------------------
Kenneth W. Hergenhan                            2,372                   4,400 (5)
(Director)
----------------------------------------------- ----------------------- ---------------------
Duane C. McDougall                              22,391 (3)              72,486 (4)
(Director, President and Chief Executive
Officer)
----------------------------------------------- ----------------------- ---------------------
Joseph Prendergast                              2,500                   4,400 (5)
(Director)
----------------------------------------------- ----------------------- ---------------------
Stuart J. Shelk, Jr.                            1,678,915 (3)           5,600 (5)
(Director)
----------------------------------------------- ----------------------- ---------------------
Robert Smelick                                  4,000                   5,600 (5)
(Director)
----------------------------------------------- ----------------------- ---------------------
William Swindells                               4,471,942 (3)           254,530 (7)
(Chairman of the Board of Directors)

----------------------------------------------- ----------------------- ---------------------
Michael G. Thorne                               800                     -
(Director)
----------------------------------------------- ----------------------- ---------------------
Benjamin R. Whiteley                            7,500                   5,600 (5)
(Director)
----------------------------------------------- ----------------------- ---------------------

(1) As of November 30, 2000, shares and options are included in the table as "beneficially owned" if the person named has or shares the right to vote or direct the voting of or the right to dispose or direct the disposition of such shares or options. Inclusion of shares or options in the table does not necessarily imply that the persons named receive the economic benefits of the shares so listed.

(2) Options included are those exercisable within 60 days after November 30, 2000.

(3) Includes shares as to which the individual shares voting and dispositive power as follows: Mr. Buxton, 1,000 shares; Mr. Shelk, 18,120 shares; Mr. Swindells 2,426,568 shares, Mrs. Dunn 11,489 shares; and Mr. McDougall, 32 shares.

(4) Options granted under the Company's 1995 Long-Term Incentive Compensation Plan (the "1995 Plan") and its 1986 Stock Option and Stock Appreciation Rights Plan (the "1986 Plan").

(5)  Options granted under the non-employee director provisions of the 1995
     Plan.

(6) Includes options to which the individual shares voting and dispositive power as follows: Mrs. Dunn, 15,627 options.

(7) Includes 3,200 options granted under the non-employee director provisions of the 1995 Plan.

     Pursuant to a letter agreement dated September 4, 2000, Willamette retained Goldman, Sachs & Co. ("Goldman Sachs") to render financial advisory services to the Company in connection with Weyerhaeuser's offer and certain related matters. Willamette has agreed to pay Goldman Sachs a fee equal to 0.40% of the aggregate value of any transaction in the event (i) at least 15% of the outstanding stock of Willamette is acquired by a third party or (ii) all or substantially all of the assets of Willamette are sold. If no transaction is completed as of September 1, 2001, Willamette has agreed to pay Goldman Sachs a fee of $30 million upon the occurrence of certain triggering events. A triggering event has occurred, and the first of five equal quarterly installments will be paid on September 1, 2001 if no transaction has been consummated as of that date. In addition, Willamette has agreed to reimburse Goldman Sachs for its reasonable out-of-pocket expenses.

     In connection with the engagement of Goldman Sachs as financial advisor, the Company anticipates that employees of Goldman Sachs may communicate in person, by telephone or otherwise with certain institutions, brokers or other persons who are stockholders for the purpose of assisting in the solicitation of proxies. Although Goldman Sachs does not admit that it or any of its directors, officers, employees or affiliates is a "participant," as defined in Schedule 14A promulgated under the Securities and Exchange Act of 1934, as amended, by the Securities and Exchange Commission, or that Schedule 14A requires the disclosure of certain information concerning them, Robert Pace (Managing Director), Ravi Sinha (Managing Director), Kirk Pulley (Vice President), Kevin Guidotti (Vice President) and Kevin Sofield (Associate), in each case of Goldman Sachs (collectively, the "Financial Adviser Participants"), may assist the Company in the solicitation of proxies for the annual meeting.

     Goldman Sachs has provided financial advisory and investment banking services to the Company from time to time for which they have received customary compensation. In addition, Goldman Sachs has provided financial advisory and investment banking services to Weyerhaeuser Company in the past for which it has received customary compensation. Goldman Sachs engages in a full range of investment banking, securities trading, market-making and brokerage services for institutional and individual clients. In the ordinary course of its business, Goldman Sachs may actively trade securities of the Company for its own account and the account of its customers and, accordingly, may at any time hold a long or short position in such securities. Goldman Sachs has advised the Company that as of December 21, 2000, Goldman Sachs held a net long position of approximately 23,232 shares of Willamette Common Stock. Except as set forth above, to the Company's knowledge, none of Goldman Sachs, or any of the Financial Advisor Participants has any interest, direct or indirect, by security holdings or otherwise, in the Company.